RH Tactical Rotation ETF

SUMMARY PROSPECTUS
(Ticker:  RHRX)

October 1, 2024

Before you invest, you may want to review the RH Tactical Rotation ETF’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at https://etfpages.com/RHRX.

Investment Objective
The RH Tactical Rotation ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	1.04%
Acquired Fund Fees and Expenses[1]	0.12%
Total Annual Fund Operating Expenses	2.16%
Less Fee Waiver and/or Expense Limitation[2]	0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.37%
1. “Acquired Fund” means any investment company in which the Fund invests or has invested during the previous fiscal year.  The “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” will not match the Fund’s gross and net expense ratios reported in the Financial Highlights from the Fund’s financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
2. Cavalier Investments, LLC d/b/a Adaptive Investments, the investment advisor to the Fund (the “Advisor”), has entered into an expense limitation agreement with the Fund under which it has agreed to waive or reduce its fees and assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.25% of the Fund. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The expense limitation agreement runs through September 30, 2025, and may be terminated by the Board at any time. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees had been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limit or those in place at the time of recoupment.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold) all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 30, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$139	$600	$1,087	$2,431
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended May 31, 2024, the Fund’s portfolio turnover rate was 243.76% of the average value of its portfolio.
Principal Investment Strategies
As an actively managed exchange-traded fund (“ETF”), the Fund will not seek to replicate the performance of an index. The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by investing in exchange-traded funds (“ETFs”) that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and not affiliated with the Fund (“Portfolio Funds”). In addition to its indirect investments, the Fund may also invest directly in put and call options, index ETFs, sector ETFs, individual equities, and cash and cash equivalents as part of its risk management strategy.
The Advisor splits the Fund’s portfolio into two segments: core and opportunistic. The core segment of the Fund’s strategy targets a core position of approximately 25% in large-cap domestic securities. For the core segment of the Fund’s strategy, the Advisor may invest in ETFs that track the S&P 500 Index and utilize puts and calls for hedging the corresponding ETF. The investments of the Portfolio Funds will generally be comprised of equity securities included in the S&P 500 Index and principally consisting of common stock. The Advisor will balance the Fund’s Portfolio Funds around these core equity holdings.
The Advisor uses an investment model for analyzing market trends. The investment model includes factors such as price momentum, volatility, and comparative indicators relative to certain indices.  When the Advisor’s model indicates a negative market trend, the Fund may use defensive instruments, including ETFs that invest in treasury bonds, exchange traded notes (“ETNs”), and leverage and inverse ETFs. The Fund may hold significant cash or inverse ETF positions during unfavorable market conditions.
The opportunistic segment of the Fund’s portfolio is divided into two parts.  The first part targets an allocation of approximately 25% of the Fund’s net assets and consists of an allocation to large cap growth and/or large cap value ETFs. The Advisor’s proprietary Growth or Value Indicator (“GVI”) is used to determine this allocation.  The GVI is designed to identify the strengths or weaknesses in growth and/or value assets and determine which positions should be more attractive during certain market conditions.  GVI aims to enhance strategy performance while seeking to limit drawdowns of the Fund’s portfolio securities (the amount of money that an investment has lost from its highest point before it starts to recover).  The GVI considers the relative historical performance between the S&P 500 Growth Index and the S&P 500 Value Index, and the momentum of the relative historical performance of the S&P 500 Growth Index and the S&P 500 Value Index to determine the relative value between U.S. large cap growth and U.S. large cap value securities. The S&P 500 Growth Index is a sub-set of the S&P 500 Index that includes growth stocks, which it measures using three factors: sales growth, the ratio of earnings change to price, and momentum. The S&P 500 Value Index is a sub-set of the S&P 500 Index that includes value stocks, which it measures using three factors: the ratios of book value, earnings, and sales to price.  The second part of the opportunistic segment targets an allocation of approximately 50% to three U.S. domestic sector positions, which are generally of equal weight and aligned with the GVI. The strategy selects from a universe of fifteen sector ETFs ranking each sector Bullish, Moderately Bullish, Neutral, Moderately Bearish, and Bearish. The rankings utilize historical performance using a weighted average approach across different time frames. The rankings consider momentum, price valuation, up/down capture (how securities perform in relation to benchmarks in up market periods and down market periods), and market breadth (total number of stocks that are increasing in price as opposed to the number of stocks that are undergoing a decline in price).

The Fund will employ a risk management strategy intended to manage the volatility of the Fund’s returns and manage the overall risk of investing in the Fund. The risk management strategy monitors technical metrics on equity indices that may identify periods where there is potential for higher equity market risk. These technical metrics use mathematically based tools to identify positive or negative trends in equity indices, so, when the technical metrics identify a negative trend, there may be a potential for higher equity market risk. The investment model includes factors such as price momentum, volatility, and comparative indicators relative to certain indices. When periods of declining equity markets are more likely, the risk management strategy may reduce equity exposure. When employing this risk management strategy, the Fund may allocate a significant percentage of its assets to cash and cash equivalents. When employing the risk management strategy, in addition to cash and cash equivalents, the Fund may utilize a hedge overlay for downside protection, which will include put and call options and ETFs or ETNs that have exposure to changes in volatility or offer inverse performance to equity markets (inverse ETFs). The hedge overlay will be used when the Advisor believes there is the potential for higher risk of loss in equity markets.
The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund’s or will otherwise track particular market sectors. Although the Fund principally invests in Portfolio Funds with no sales-related expenses or very low sales-related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees. The Fund may have a relatively high level of portfolio turnover compared to other ETFs, which may affect the Fund’s performance due to higher transaction costs and higher taxes. Portfolio turnover will not be a limiting factor in making investment decisions.
Principal Risks of Investing in the Fund
The loss of your money is a principal risk of investing in the Fund. Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund will be subject to the following principal risks:

Common Stock Risk.  Investments by the Portfolio Funds in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Portfolio Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Portfolio Fund.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund’s policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Equity Securities Risk.  Investments by the Portfolio Funds in equity securities may fluctuate in value response to many factors, including the activities of the individual issuers whose securities the Portfolio Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. During temporary or extended bear markets, the value of equity securities will decline, which could also result in losses for the Fund.
Leveraged and Inverse ETF Risk. Investing in leveraged ETFs will amplify the Fund’s gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.
ETF Investing Risk.  The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of ETFs in the Fund’s portfolio.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.

Fund Investing Risk.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses.  The Fund’s performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate fund assets among them.
ETN Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.
Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Large-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Risks from Selling or Writing Options.  Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value or in the case of cash settled options, the Fund would be required to purchase the option at a price that is higher than the original sales price for such option.
Risks from Purchasing Options.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  Since many factors influence the value of an option, including the price of the underlying security, the exercise price, the time to expiration, the interest rate, and the dividend rate of the underlying security, the Advisor’s success in implementing the Fund’s strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.  There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Counterparty Credit Risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
Managed Volatility Risk. Techniques used by the Advisor to manage the volatility of the Fund’s investments carry the risks that such techniques may not protect against market declines. The techniques may also limit the Fund’s participation in market gains, particularly during periods where market values are increasing but market volatility is high. Further, such techniques may increase portfolio transaction costs, which could result in losses or reduced gains. They also may not be successful as the techniques are subject to the Advisor’s ability to correctly analyze and implement the volatility management techniques in a timely manner.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund’s performance per share will change daily in response to such factors.
Portfolio Turnover Risk.  The Advisor will sell Portfolio Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.
Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.
Quantitative Risk.  Securities or other investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Small-Cap and Mid-Cap Securities Risk.  The Portfolio Funds may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Portfolio Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or a Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.
Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.
Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.
Major public health issues, such as COVID-19, have at times, and may in the future impact the Fund. The COVID-19 pandemic caused substantial market volatility and global business disruption and impacted the global economy in significant and unforeseen ways. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases or the threat thereof, and the resulting financial and economic market uncertainty, could have a material adverse impact on the Fund or its investments. Moreover, changes in interest rates, travel advisories, quarantines and restrictions, disrupted supply chains and industries, impact on labor markets, reduced liquidity or a slowdown in U.S. or global economic conditions resulting from a future public health crisis may also adversely affect the Fund or its investments. COVID-19, or any other health crisis and the current or any resulting financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s NAV, performance, financial condition, results of operations, ability to pay distributions, make share repurchases and portfolio liquidity, among other factors.

Economic problems in a single country are increasingly affecting other markets and economies, and a continuation of this trend could adversely affect global economic conditions and world markets. Uncertainty and volatility in the financial markets and political systems of the U.S. or any other country, including volatility as a result of the ongoing conflicts between Russia and Ukraine and Israel and Hamas and the rapidly evolving measures in response, may have adverse spill-over effects into the global financial markets generally.
Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “APs”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for exchange-traded funds (ETFs), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:
o
Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.”  You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

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Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Shares. Any absence of an active trading market, in turn, lead to a heightened risk of a difference between the market price of the Shares and the value of the Shares, which would be reflected in a wider bid-ask spread.

o
Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the NAV if not fully offset by transaction fees paid by the APs.

o
Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. A bid-ask spread is the difference between the price quoted in the market for an immediate sale (bid) and an immediate purchase (ask) of the ETF’s shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV, and the bid-ask spread could widen.

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In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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To the extent authorized participants exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in the Shares, which can lead to differences between the market value of Shares and the NAV, and the bid-ask spread could widen.

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The market price for the Shares may deviate from the NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Shares than the NAV, which is reflected in the bid and ask price for Shares or in the closing price.

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When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

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In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the NAV, and the bid-ask spread could widen.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.
Performance Information
The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the average annual total returns compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Adaptive Tactical Rotation Fund, a series of Starboard Investment Trust (the “Trust”), (the “Predecessor Fund”) in a tax-free reorganization on November 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Institutional Class shares, Class A shares, and Class C shares were exchanged for Shares. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund’s Institutional Class shares. Prior to July 31, 2015, the Fund had a different investment advisor. The Fund changed its investment strategy effective October 1, 2022. The Fund changed its investment strategy effective June 9, 2023. The Fund changed its investment strategy effective October 1, 2024. The performance information set forth below does not reflect the Fund’s current strategy or ETF structure. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at https://etfpages.com/RHRX.

Calendar Year Returns

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 10.58% (quarter ended December 31, 2020) and the Fund’s lowest quarterly return was -19.76% (quarter ended March 31, 2020).  The Fund’s year-to-date return as of June 30, 2024, was 21.09%.
Average Annual Total Returns Periods Ended December 31, 2023	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception (09/20/2012)
RH Tactical Rotation ETF Before taxes After taxes on distributions After taxes on distributions and sale of shares	10.38% 10.38% 6.15%	3.85% 3.67% 2.98%	4.10% 3.33% 2.98%	5.15% 4.24% 3.77%
S&P 500 TR Index[1] (reflects no deductions for fees and expenses)	26.29%	15.68%	12.03%	13.21%
Morningstar Moderate Aggressive Target Risk TR Index (reflects no deductions for fees and expenses)	15.98%	9.30%	6.92%	7.94%
1The Fund’s primary benchmark was changed from the Morningstar Moderate Aggressive Target Risk TR Index to the MSCI ACWI Index because the MSCI ACWI Index is a broader based securities index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

MANAGEMENT
Investment Advisor. Cavalier Investments, LLC d/b/a Adaptive Investments, serves as the Fund’s investment advisor.
Portfolio Manager.  The Fund’s portfolio is managed on a day-to-day basis by Scott Wetherington. Mr. Wetherington has provided services to the Fund since January 2020.
For important information about Purchase and Redemption of Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 48 of the prospectus.
Purchase and Redemption of Shares
The Fund will issue and redeem Shares at NAV only in large blocks of 10,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the Shares are not redeemable securities of the Fund.
Individual Shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at  https://etfpages.com/RHRX.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA). Distributions on investments made through tax deferred arrangement will generally be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) the Fund, and its related companies, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.